UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2008

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

(425) 265-2400
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2008, our Board of Directors adopted amendments to Sections 2.7, 6.1(C) and 6.3 of our By-Laws, which became effective on that date.

Section 2.7 was amended to revise, clarify and update the advance notice requirements for stockholders to nominate persons for election to the Board and to propose other business to be considered by the stockholders at annual and special meetings.  The amendments include, among other things,

•	certain clarifications of the deadlines for providing notices of nominations or proposals with respect to other business;

•
a requirement that stockholders nominating directors or proposing other business disclose more fully their direct and indirect ownership interests in and rights to acquire or vote our equity securities, including positions in derivative instruments;

•
a requirement that stockholders making such nominations or other proposals disclose any additional information that would be required to be disclosed in an applicable proxy statement or other filing with the SEC;

•	a requirement that stockholders making such proposals describe all agreements, arrangements and understandings between them and any other persons in connection with such proposals; and

•
a requirement that stockholders making such nominations describe compensation or other payments paid to the proposed nominee in the preceding three years and any other material relationships between the proposed nominees and the proposing stockholders or their affiliates or associates.

Sections 6.1(C) and 6.3 were amended to confirm that the indemnification provisions of the By-Laws apply to both former and current officers, directors, employees and agents and that no subsequent amendments to the By-Laws can terminate these rights to indemnification with respect to indemnified matters occurring before any such subsequent amendment.

The foregoing summary is qualified in its entirety by reference to the text of the amended and restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Intermec, Inc., as amended as of September 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: September 15, 2008	By: /s/ Janis L. Harwell Janis L. Harwell Senior Vice President, General Counsel and Corporate Secretary